UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12

ENTECH SOLAR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Shareholder,

        I am pleased to invite you to our 2009 Annual Meeting of shareholders, which will be held on Thursday, August 27, 2009, at 2:00 p.m. at Entech Solar's offices, 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177.

        At the Annual Meeting, we will be considering approval of an amendment to our incentive stock option plan, approval of an amendment to our certificate of incorporation, and ratification of the selection of Amper, Politziner & Mattia, LLP as our independent registered public accountants for 2009.

        We are pleased this year to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites shareholders' receipt of proxy materials, while lowering the costs and reducing the environmental impact of our annual meeting.

        You may vote your shares using the Internet or the telephone by following the instructions on page 3 of the Proxy Statement. Of course, you may also vote by returning a proxy card or voting instruction form if you received a paper copy of this proxy statement.

        Thank you very much for your continued interest in Entech Solar.

Sincerely,

/s/ FRANK W. SMITH

 Frank W. Smith
Chief Executive Officer

i

Notice of
Annual Meeting of Stockholders
To be held August 27, 2009

        As a stockholder of Entech Solar, Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at our offices, 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177, on August 27, 2009, at 2:00 p.m., local time.

        The purposes of the Annual Meeting are as follows:

          1.     To approve the Seventh Amendment and Restatement of the 1999 Incentive Stock Option Plan (the "Stock Option Plan") which: (i) increases the amount of shares of Common Stock available under the Stock Option Plan from a maximum of 50,000,000 shares to a maximum of 80,000,000 shares, and (ii) extends the term of the Stock Option Plan from June 16, 2009 to February 4, 2014;

          2.     To approve an amendment of our Certificate of Incorporation to increase the number of shares of Common Stock we are authorized to issue from 450,000,000 to 610,000,000 shares.

          3.     To ratify the appointment of Amper, Politziner & Mattia, LLP as the Company's independent registered public accountants for fiscal year 2009; and

          4.     To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

        As permitted by rules adopted by the Securities and Exchange Commission ("SEC"), the Company is making its Proxy Statement and its Annual Report on Form 10-K, as amended, available electronically via the Internet. In accordance with the SEC rules, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to electronically access this Proxy Statement and our Annual Report on the Internet and how to vote online. In general, stockholders who receive the Notice will not receive a printed copy of the proxy materials in the mail. The Notice contains instructions on how to request a printed copy of the proxy materials, including this Proxy Statement, our Annual Report and the Proxy Card.

        We will begin mailing the Notice to our beneficial holders on or about July 17, 2009. We will begin to mail printed copies of this Proxy Statement, our Annual Report and form of Proxy Card to certain of our registered holders on or about the same time we mail the Notice.

        The Board of Directors has fixed the close of business on July 10, 2009 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders during normal business hours at Entech Solar, Inc.'s offices located at 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177, during the ten days prior to the Annual Meeting as well as at the Annual Meeting.

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 27, 2009:

        The Proxy Statement and Annual Report to Stockholders are available at www.envisionreports.com/ENSL.

ii

By Order of the Board of Directors
/s/ FRANK W. SMITH FRANK W. SMITH Chief Executive Officer and Member of the Board of Directors

Fort Worth, Texas
July 17, 2009

IMPORTANT:	YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM SHAREHOLDER REPRESENTATION AT THE ANNUAL MEETING AND RESPECTFULLY REQUESTS THAT YOU PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD OR USE TELEPHONE OR INTERNET VOTING. VOTING PROMPTLY WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED.
PLEASE REFER TO THE PROXY'S SECTION "QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING" FOR INFORMATION ABOUT VOTING BY TELEPHONE OR INTERNET, HOW TO REVOKE A PROXY, AND HOW TO VOTE SHARES IN PERSON.

iii

ENTECH SOLAR, INC.
13301 Park Vista Boulevard, Suite 100
Fort Worth, Texas 76177

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 27, 2009

General Information

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Entech Solar, Inc. ("Entech Solar," the "Company," or "we") for use at the 2009 Annual Meeting of Stockholders of Entech Solar. The meeting will be held at:

  2:00 p.m. local time
  Thursday, August 27, 2009
  Entech Solar, Inc.
  13301 Park Vista Boulevard, Suite 100
  Fort Worth, Texas 76177

        The purposes of the meeting are set forth in the Notice of Annual Meeting of Stockholders (preceding the table of contents). This Proxy Statement and form of proxy are being sent beginning on or about July 17, 2009 to certain stockholders who were record holders of Entech Solar's common stock, $0.001 par value per share, and to record holders of the Company's Series D Convertible Preferred Stock ("Series D Preferred"), at the close of business on July 10, 2009 (the "Record Date"). Our principal mailing address is 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177. These materials are also available at www.envisionreports.com/ENSL. Each common share entitles the registered holder to one vote and each share of Series D Preferred entitles the holder to ten votes. As of June 15, 2009, there were 238,112,091 shares of Entech Solar common stock outstanding and 4,892,857 shares of Series D convertible preferred stock outstanding (collectively, the "Outstanding Shares"). Giving effect to the voting rights of the Series D Preferred, there are a total of 287,040,661 votes that may be cast at the Annual Meeting.

        All shares represented by proxies will be voted by one or more of the persons designated on the form of proxy in accordance with the stockholders' directions. If the proxy card is signed and returned or the proxy is submitted by telephone or through the Internet without specific directions with respect to the matters to be acted upon, the shares will be voted in accordance with the recommendations of the Board of Directors. Any stockholder giving a proxy may revoke it at any time before the proxy is voted at the meeting by giving written notice of revocation to the Secretary of Entech Solar, by submitting a later-dated proxy, or by attending the meeting and voting in person. The Chief Executive Officer will announce the closing of the polls during the Annual Meeting. Proxies must be received before the closing of the polls in order to be counted.

        Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone or through the Internet. Telephone and Internet proxies must be used in conjunction with, and will be subject to, the information and terms contained on the form of proxy. Similar procedures may also be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

        Stockholders may request a paper copy of the Company's most recent Annual Report on Form 10-K, as amended by Form 10-K/A and the Proxy materials by contacting the transfer agent, Computershare Trust Company, N.A., by Internet, telephone or electronic mail. Computershare's website is www.envisionreports.com/ENSL. Registered shareholders (those who hold shares directly rather than through a bank or broker) may also vote their shares by following the instructions on the website. Stockholders also may elect to obtain written materials by calling the transfer agent toll free at 1-866-641-4276 using a touch-tone phone, or e-mailing the transfer agent at investorvote@computershare.com, with "Proxy Materials Entech Solar, Inc." in the subject line and including the stockholder's name, address and the three numbers located in the shaded bar on the reverse side of the Notice. Stockholders sharing an address who desire to receive multiple copies or who wish to receive only a single copy of the Annual Report and/or the Proxy Statement and stockholders preferring to receive a paper copy of materials for future meetings may contact the transfer agent to request a change.

        A stockholder may designate a person or persons other than those persons designated on the form of proxy to act as the stockholder's proxy by striking out the name(s) appearing on the proxy card, inserting the name(s) of another person(s) and delivering the signed card to that person(s). The person(s) designated by the stockholder must present the signed proxy card at the meeting in order for the shares to be voted.

        Where the stockholder is not the record holder, such as where the shares are held through a broker, nominee, fiduciary or other custodian, the stockholder must provide voting instructions to the record holder of the shares in accordance with the record holder's requirements in order to ensure that the shares are properly voted.

        The affirmative vote of a majority of the Outstanding Shares is required to approve Proposal Number 2—the amendment of the Company's certificate of incorporation, as amended, to increase the number of shares of authorized common stock from 450,000,000 to 610,000,000. For all other matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting is required to take stockholder action. A majority of votes cast means the number of shares voted "for" a matter exceeds the number of votes cast "against" such matter.

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Outstanding Shares will constitute a quorum necessary and sufficient for the transaction of business to be conducted at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Abstentions and shares represented at the meeting, but not voted on a particular matter due to a broker's lack of discretionary voting power ("broker non-votes"), will be counted for quorum purposes but not as votes cast for or against a matter.

        Shares represented by proxies marked "abstain" with respect to the proposals described on the proxy card and by proxies marked to deny discretionary authority on other matters will not be counted in determining the vote obtained on such matters. If the proxy is submitted and no voting instructions are given, the person or persons designated on the card will vote the shares in accordance with the recommendations of the Board of Directors and, at their discretion, on any other matter that may properly come before the meeting. If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the amendment and restatement of the Stock Option Plan, (b) for the amendment to the Company's certificate of incorporation, as amended, to increase the number of the Company's authorized shares of common stock; (c) for the ratification of the appointment of Amper, Politziner & Mattia, LLP, and (d) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

        Votes submitted by the Internet or telephone may be revoked until 11:59 p.m., local time, on August 26, 2009. Votes submitted by mail may be revoked at any time before they are voted at the Annual Meeting by any act inconsistent with the proxy so long as notice of such revocation is received by the Company at or prior to the Annual Meeting.

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: What is the purpose of the Annual Meeting?

A: At our annual meeting, stockholders will vote on the following matters:

          1.     To approve the Seventh Amendment and Restatement of the 1999 Incentive Stock Option Plan (the "Stock Option Plan") which: (i) increases the amount of shares of Common Stock available under the Stock Option Plan from a maximum of 50,000,000 shares to a maximum of 80,000,000 shares, and (ii) extends the term of the Stock Option Plan from June 16, 2009 to February 4, 2014;

          2.     To approve an amendment of our Certificate of Incorporation to increase the number of shares of Common Stock we are authorized to issue from 450,000,000 to 610,000,000 shares.

          3.     To ratify the appointment of Amper, Politziner & Mattia, LLP as the Company's independent registered public accountants for fiscal year 2009; and

          4.     To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Q: Who is entitled to vote?

A: We are mailing these proxy materials on or about July 17, 2009 to our stockholders of record on July 10, 2009. Common stockholders and Series D Preferred stockholders as of the close of business on the record date of July 10, 2009 are entitled to vote their shares at the meeting. As of June 15, 2009, there were outstanding and entitled to be voted at the meeting 238,112,091 shares of our common stock and 4,892,857 shares of our Series D Convertible Preferred Stock, with one vote for each common share and ten votes per Series D Convertible Preferred share.

Q: How do I vote?

A: If you are a stockholder of record on July 10, 2009 and elect to attend the annual meeting, you may vote in person at the meeting. If your shares are held by a bank, broker or other nominee (i.e., in "street name") and if you wish to vote in person at the Annual Meeting, you must contact the nominee to obtain evidence of your ownership of our common stock as of the record date. If you hold your shares directly, you may complete, sign and date the accompanying proxy card and return it in the prepaid envelope, and your shares will be voted according to your instructions.

If you do not mark any selections but return the signed proxy card, your shares will be voted by the proxies named on the proxy card in favor of the Seventh Amendment and Restatement of the 1999 Entech Solar Incentive Stock Option Plan, in favor of the amendment to the Company's certificate of incorporation, in favor of the proposal to ratify the appointment of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for 2009, and as the proxy holders may determine in their discretion with respect to other matters that may properly come before the meeting.

Registered holders (those who hold shares directly rather than through a bank or broker) can simplify their voting by calling toll free 1-800-652-VOTE(8683) or by accessing the website www.envisionreports.com/ENSL. Telephone voting information and Internet voting information is provided on the proxy card. The Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., local time, on August 26, 2009. You should be aware that if you vote over the Internet you may incur costs, such as telephone and Internet access charges, for which you will be responsible. If you vote by telephone or via the Internet, it is not necessary to return your proxy card. If you attend the meeting, you may deliver your completed proxy or vote in person.

If you wish to name as a proxy someone other than the proxies named on the proxy card, you may do so by crossing out the name of the designated proxies and inserting the name of another person. In that case it will be necessary to sign the proxy card and deliver it to the person so named and for the person so named to be present at and vote at the meeting. Proxy cards so marked should not be mailed to us or to our transfer agent, Computershare Trust Company, N.A.

Q: Who will count the vote?

A: A representative of Computershare Trust Company, N.A. will tabulate the votes and act as inspector of elections.

Q: Can I revoke my proxy before it is exercised?

A: If you hold stock directly in your name, you may revoke a proxy with a later dated, properly executed proxy (including an Internet or telephone vote), or a written revocation delivered to our Secretary at any time before the polls for the meeting are closed. The proxy holders' powers may also be suspended if you attend the meeting and notify our Secretary at the meeting that you would like to change your vote or vote in person. If your stock is held in the name of a broker, bank or other nominee, you must contact such nominee and comply with the nominee's procedures if you want to revoke or change the instructions that you previously provided to the nominee. Attendance at the meeting will not automatically revoke a previously granted proxy.

Q: What constitutes a quorum?

A: A quorum must be present at the meeting for business to be conducted. A quorum is the presence in person or by proxy of stockholders holding a majority of our outstanding shares of common stock. Abstentions and withhold-authority votes will be included for purposes of determining a quorum and for purposes of calculating the vote, but will have the same effect as a vote against a proposal. Broker non-votes will be included for purposes of determining a quorum, but will have no effect on the outcome of the Proposals to be voted on at the Annual Meeting. A "broker non-vote" occurs if a broker or other nominee who is entitled to vote your shares of common stock has not received instructions from you with respect to a particular matter to be voted on, and the broker or other nominee does not otherwise have discretionary authority to vote your shares on that matter.

Q: How many votes does it take to approve the items to be voted upon?

A: The approval of the Seventh Amendment and Restatement of the Incentive Stock Option Plan and the ratification of the appointment of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for 2009 require the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. This means that, assuming a quorum is present at the meeting, the Seventh Amendment and Restatement of the Incentive Stock Option Plan will be approved, and the appointment of Amper, Politziner & Mattia, LLP as our independent registered public accounting firm for 2009 will be ratified, if each Proposal receives a majority of the votes cast in favor of such Proposal.

The affirmative vote of a majority of the Outstanding Shares is required to approve the amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock from 450,000,000 to 610,000,000. With 287,040,661 votes eligible as of June 15, 2009 to be cast at the Annual Meeting, a minimum of 143,520,331 votes in favor the amendment is necessary to approve it.

Q: Who is soliciting my vote and who pays the cost?

A: Our Board of Directors is soliciting votes for the meeting and we will pay the entire cost of the solicitation, including preparing and mailing this proxy statement. In addition to the solicitation of proxies by mail and through our regular employees, we will request banks, brokers, custodians, nominees and other record holders to forward copies of the proxy statement and other soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. To the extent necessary in order to ensure sufficient representation at the meeting, we or our proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Q: When are stockholder proposals due for the year 2010 Annual Meeting?

A: If a stockholder wants a proposal to be included in our proxy statement for the 2010 annual meeting of stockholders, the proposal, in writing and addressed to our Secretary, must be received by us no later than December 29, 2009. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement in accordance with applicable regulations governing the solicitation of proxies.

Q: What other information about Entech Solar is available?

A: Stockholders can call the Company at (817) 379-0100 or write to us at 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177, Attention: Secretary, to request a copy of our Annual Report on Form 10-K, as amended by Form 10-K/A (collectively, our "Annual Report"). This and other important information about us is also available on our web site on the Internet which is located at www.entechsolar.com. Information contained on our website is not incorporated into this Proxy.

GOVERNANCE OF THE COMPANY

Board of Directors

        Pursuant to the Delaware General Corporation Law and our by-laws, as amended, our business, property and affairs are managed by or under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with our Chief Executive Officer, Chairman of our Board and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board is currently comprised of six directors. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board has determined that, except for Dr. Frank W. Smith, our Chief Executive Officer, and Mark J. O'Neill, our Chief Technology Officer, each of our current directors is "independent" pursuant to NASDAQ Marketplace Rule 4200(a)(15).

Committees of the Board of Directors

        The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The Audit Committee and Compensation Committee met following the end of each of the fiscal quarters in 2008 and 2007.

The Audit Committee

        The Audit Committee of the Company's Board was, until April 2008, comprised of Mr. Joseph Cygler, Dr. Davinder Sethi and Ms. Lange Schermerhorn, all of whom were independent pursuant to NASDAQ Marketplace Rule 4200(a)(15), and all of whom resigned from the Board on April 28, 2008. Effective April 24, 2008, the Audit Committee was comprised of David Anthony and Reuben F. Richards, Jr. Mr. Richards resigned from the Board on January 12, 2009 and Joseph P. Bartlett was appointed to the Board and to the Audit Committee as of that date. Mr. Bartlett subsequently resigned from the Board and the Audit Committee on March 19, 2009. Mr. Anthony resigned from the Audit Committee on March 12, 2009, and David Gelbaum and Jacob J.Worenklein were appointed to the Audit Committee on March 12, 2009 and March 19, 2009, respectively. The Board has determined that Messrs. Gelbaum and Worenklein are "audit committee financial experts" within the meaning of the regulations adopted by the Securities and Exchange Commission as a result of their accounting and related financial management expertise and experience.

        The main function of the Audit Committee is to ensure that effective accounting policies are implemented and that internal controls are in place to deter fraud, anticipate financial risks and promote accurate and timely disclosure of financial and other material information to the public markets, the Board and stockholders. The Audit Committee also reviews and recommends to the Board approval of the annual financial statements and provides a forum, independent of management, where the Company's auditors can communicate any issues of concern. In performing these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company's management and independent auditors, which, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

        The Audit Committee has adopted a formal, written charter, which has been approved by the full Board of Directors and which specifies the scope of the Audit Committee's responsibilities and how it should carry them out. A copy of the Audit Committee's charter is attached to this Proxy Statement as Appendix A.

The Compensation Committee

        The Compensation Committee was, until April 2008, comprised of Mr. Cygler, Dr. Sethi and Ms. Schermerhorn, all of whom were independent pursuant to NASDAQ Marketplace Rule 4200(a)(15), and all of whom resigned from the Board on April 28, 2008. Effective April 24, 2008, the Compensation Committee was comprised of David Anthony. David Gelbaum was appointed to the Compensation Committee on May 27, 2009. The Compensation Committee makes recommendations to the Board regarding the executive and employee compensation programs of our Company and administers the Company's Incentive Stock Option Plan.

Nominations for Directors

        The Company does not have a standing nominating committee or a charter with respect to the nominating process. The Board is of the view that such a committee is unnecessary given the relatively small number of directors elected each year and the fact that all directors are considered by and recommended to the Company's stockholders by the Board. To date, all director nominees who have been recommended to the stockholders have been identified by current directors or management or have been elected pursuant to investment agreements. The Company has never engaged a third party to identify director candidates. The Board will consider any director candidate proposed in good faith by a stockholder of the Company. Stockholders wishing to communicate with the Board regarding recommendations for director nominees should follow the procedure described in "Communication with the Board and its Committees" below. The Board will evaluate all director candidates, whether submitted by directors, executive officers, or stockholders based on their financial literacy, business acumen and experience, independence, and their willingness, ability and availability for service.

Communication with the Board and its Committees

        Any stockholder may communicate with the Board by directing correspondence to the Board, any of its committees or one or more individual members, in care of the Company's Secretary, at Entech Solar, Inc., 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177. Communications concerning potential director nominees submitted by any of our stockholders should include the candidate's name, credentials, contact information and his or her consent to be considered as a candidate. The stockholder must also include his or her contact information and a statement of his or her share ownership, as well as any other information required by the Company's By-laws.

Code of Ethics

        We have adopted a written Code of Ethics that applies to all of our directors, officers and employees. A copy of our Code of Ethics is available on our website at www.entechsolar.com and print copies are available to any shareholder that requests a copy. Any amendment to the Code of Ethics or any waiver of the Code of Ethics will be disclosed on our website at www.entechsolar.com promptly following the date of such amendment or waiver.

Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee are David Anthony and David Gelbaum. Neither of these individuals has ever been an officer or employee of ours. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee of our board of directors.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the names, ages and positions of the executive officers and directors of the Company. Their respective backgrounds are described following the table:

NAME	AGE	POSITION WITH THE COMPANY
Dr. Frank W. Smith	50	Chief Executive Officer and Director
Sandra (Sandy) J. Martin	47	Chief Financial Officer
Sean C. Rooney	41	Chief Operating Officer
Mark J. O'Neill	63	Chief Technology Officer and Director
David Gelbaum	60	Director, Chairman of the Board
David Anthony	48	Director, Chairman of the Compensation Committee
Peter L. Corsell	31	Director
Jacob J. Worenklein	60	Director

        Dr. Frank W. Smith joined the Company as Chief Operating Officer in February 2007. On March 18, 2008, the Company promoted Dr. Smith to Chief Executive Officer and appointed him to the Board of Directors. He previously served as Vice President of Strategy and Business Development at EMCORE Corporation, where he identified target acquisitions, managed the due diligence process, and provided strategic direction for the company. From 2004 to 2005, he was Operations Director at JDS Uniphase, where he managed several business units between 1999 and 2004. He was also a Program Manager at Lockheed Martin and a Manager at MIT's Lincoln Labs. Dr. Smith has accumulated five patents under his name and has published nearly two dozen articles. Dr. Smith graduated with a B.S. in Engineering & Applied Science from Yale University and completed a Masters and Ph.D. in Electrical Engineering & Computer Science from MIT, with a minor in Business Administration from MIT's Sloan School of Business. Dr. Smith is a Class II Director and his term as director expires in 2011.

        Sandra (Sandy) J. Martin was appointed Chief Financial Officer on June 11, 2009. She joined the Company as Corporate Controller on March 19, 2009, and was appointed Chief Accounting Officer on April 2, 2009. Before joining the Company, Ms. Martin served as Vice President of Investor Relations for Sally Beauty Holdings from October 2006 through June 2008. Prior to that, she held finance and accounting positions of increasing responsibility during her fourteen year tenure with Pier 1 Imports, including Director of Financial Reporting, Corporate Planning & Analysis, and Investor Relations. Ms. Martin also worked as an internal auditor for a major retailer and was a Senior Auditor for a national public accounting firm. Ms. Martin earned an M.B.A. from the M.J. Neeley School of Business at Texas Christian University and a B.B.A. in Accounting from the University of Texas at Arlington.

        Sean C. Rooney was appointed Chief Operating Officer of the Company on January 29, 2009. Mr. Rooney previously was the Company's Vice President of Engineering, Procurement and Construction ("EPC") Operations, since he joined the Company on February 22, 2008. As Vice President of EPC, Mr. Rooney was responsible for directing all EPC Operations for the Company. Prior to joining the Company, Mr. Rooney worked 11 years for Fluor Corporation in construction management positions of increasing responsibility. Mr. Rooney left Fluor as its Global Director of Construction Services. Mr. Rooney earned a B.S. degree in Construction Science from Texas A&M University in 1989.

        Mark J. O'Neill is the Company's Chief Technology Officer and co-founder of Entech, Inc. He was appointed to the Board of Directors on March 12, 2009. Prior to co-founding Entech in 1983, Mr. O'Neill served in a variety of engineering and management positions with E-Systems, Inc., Northrop, Inc., and Lockheed Missiles & Space Company. Mr. O'Neill has authored 15 U.S. patents for inventions ranging from Fresnel lens solar concentrators to collimating tubular skylights. He holds a B.S. in Aerospace Engineering from the University of Notre Dame.

        David Gelbaum is the Chairman of the Company's Board of Directors and a member of the Audit Committee and the Compensation Committee. Mr. Gelbaum was appointed to the Board on February 20, 2008 and became Chairman on January 12, 2009. Mr. Gelbaum is the co-trustee of The Quercus Trust which, pursuant to rights given to The Quercus Trust as the holder of the Company's Series D Convertible Redeemable Preferred Stock and in accordance with the terms and conditions of a letter agreement between the Company and The Quercus Trust entered into in connection with The Quercus Trust's purchase of Series F Convertible Preferred Stock (which automatically converted into common shares upon the conclusion of the Company's special meeting of stockholders held on July 26, 2008), has nominated four directors to the Board. Mr. Gelbaum is one such director. Mr. Gelbaum has been a private investor since 2002. From 1989 until 2002, Mr. Gelbaum performed quantitative modeling for stock price returns and derivative securities for TGS Management, and from 1972 until 1989 he worked at Oakley & Sutton in a similar capacity.

        David Anthony is one of four directors on the Company's Board of Directors nominated by The Quercus Trust. Mr. Anthony was appointed to the Board on February 20, 2009 and is the Chairman of the Compensation Committee of the Board of Directors. For the past five years, Mr. Anthony has been Managing Partner of 21 Ventures, LLC, a New York-based company that provides seed and bridge capital to early stage technology ventures. Mr. Anthony also serves on the board of directors of Agent Video Intelligence, Orion Solar, BioPetroClean, Cell2Bet, Juice Wireless, Visioneered Image Systems, and VOIP Logic. He is an Adjunct Professor at the New York Academy of Sciences and also serves as entrepreneur-in-residence at the University of Alabama, Birmingham School of Business. Mr. Anthony received his M.B.A. from The Tuck School of Business at Dartmouth College in 1989 and a B.A. in economics from George Washington University in 1982.

        Peter Corsell is one of four directors on the Company's Board of Directors nominated by The Quercus Trust. Mr. Corsell was appointed to the Board on February 18, 2009. Mr. Corsell is Chief Executive Officer of GridPoint, Inc., an Arlington, Virginia-based company founded by Mr. Corsell in 2003. Mr. Corsell also serves as Chairman of the World Economic Forum's Global Agenda Council on Alternative Energies and is a member of Newsweek's Global Environment and Leadership Advisory Committee. In addition, he serves on XcelEnergy's Smart Grid Advisory Board, the Environmental Media Association's Corporate Board and the board of directors of Standard Renewable Energy. Previously, Mr. Corsell served with the U.S. State Department in Cuba and as a political analyst with the Central Intelligence Agency. Mr. Corsell holds a B.S. from the School of Foreign Service at Georgetown University.

        Jacob J. Worenklein is one of four directors on the Company's Board of Directors nominated by The Quercus Trust. Mr. Worenklein was appointed to the Board and to the Audit Committee on

March 19, 2009. Mr. Worenklein previously served as chairman and CEO of US Power Generating Company from 2003 until 2008. Prior to founding US Power Generating Company, Mr. Worenklein served as a senior banker at Société Géneralé and at Lehman Brothers. Prior to joining Lehman Brothers, Mr. Worenklein was a partner at Milbank Tweed Hadley & McCloy, where he founded the firm's power and project finance practices. Mr. Worenklein is currently a member of the Board of Directors of Ormat Technologies, Inc., GridPoint, Inc., and Entegra Power Group. Mr. Worenklein received a B.A. from Columbia University and a J.D. and M.B.A. from New York University.

Director Compensation

        The compensation paid to each current and former non-employee director during fiscal year 2008 is provided in the table below and detailed in the accompanying footnotes. Directors who are employees of the Company do not receive any compensation for their service as directors.

NAME	BOARD RELATED FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)	OTHER COMPENSATION ($)	TOTAL ($)
David Anthony(2)	2,000	—	—	2,000
Joseph Cygler(3)(4)	7,334	68,000	—	75,334
David Gelbaum(5)	—	—	—	0
Dr. Walter J. Hesse(6)	—	—	—	0
Dr. Hong Hou(7)	3,000	—	—	3,000
Reuben F. Richards, Jr.(7)(8)	3,000	—	—	3,000
Lange Schermerhorn(3)(9)	6,668	68,000	—	74,668
Dr. Davinder Sethi(3)(10)	8,002	68,000	15,000	91,002
W. Harrison Wellford(3)(11)	4,000	68,000	—	72,000

(1)
This column represents the dollar amounts recognized by the Company for the year in accordance with SFAS 123R.

(2)
Mr. Anthony was appointed to the Board on February 20, 2008 in accordance with the terms of an agreement between the Company and its principal shareholder, The Quercus Trust. He was appointed to the Company's Audit Committee and Compensation Committee at a Board meeting held on April 24, 2008. Mr. Anthony resigned from the Audit Committee on March 12, 2009.

(3)
Directors Cygler, Schermerhorn, Sethi and Wellford each resigned from the Board on April 24, 2008 and each was granted 200,000 stock options on September 4, 2008 at $0.46 per share, the market price of the Company's common stock on date of grant.

(4)
Mr. Cygler's compensation consisted of $4,000 for Board meeting attendance, $1,334 as a member of the Compensation Committee and $2,000 as a member of the Audit Committee.

(5)
Mr. Gelbaum was appointed to the Board on February 20, 2008 in accordance with the terms of an agreement between the Company and its principal shareholder, The Quercus Trust. Mr. Gelbaum became Chairman of the Board on January 12, 2009 and was appointed to the Audit Committee on March 12, 2009 and the Compensation Committee on May 27, 2009. He is the co-trustee of The Quercus Trust, the Company's principal shareholder.

(6)
Dr. Hesse was appointed to the Board on February 20, 2008 and his appointment was approved at a Special Meeting of Stockholders convened on June 26, 2008. Dr. Hesse passed away in February 2009.

(7)
Dr. Hou and Mr. Richards each received $3,000 for attendance at Board meetings. They each resigned from the Board on January 12, 2009 in connection with the sale of the Company's Series D Convertible Preferred Stock by EMCORE Corporation to The Quercus Trust. The Quercus Trust, pursuant to rights available to the holder of the Company's Series D Convertible Preferred Stock, subsequently appointed Peter L. Corsell and Jacob J. Worenklein to the Company's Board.

(8)
Mr. Richards was appointed to the Company's Audit Committee and Compensation Committee at a Board meeting held on April 24, 2008. He resigned from both committees on January 12, 2009.

(9)
Ms. Schermerhorn's compensation consisted of $4,000 for Board meetings, $1,334 for attendance at an Audit Committee meeting and $1,334 for attendance at a Compensation Committee meeting.

(10)
Dr. Sethi's Board-related compensation consisted of $4,000 for Board meetings, $2,668 for attendance at Audit Committee meetings and $1,334 for attendance at a Compensation Committee meeting. Dr. Sethi also received $15,000 in connection with a consulting agreement with the Company.

(11)
Mr. Wellford received $4,000 for Board attendance. While not reflected in the compensation table above, Mr. Wellford also received $12,771 in preferred stock dividends in accordance with his ownership of the Company's Series C 6% Convertible Preferred Stock.

        The Company does not provide any of its non-management directors with non-equity incentive plan compensation, non-qualified deferred compensation, pension benefits or additional compensation other than as set forth in the table above.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number and percentage of the shares of the registrant's Common stock owned as of June 15, 2009, by all persons known to the registrant who own more than 5% of the outstanding number of such shares, by all directors and executive officers of the registrant, and by all officers and directors of the registrant as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)		Percent of Class

The Quercus Trust	102,784,561	(2)	35.2%
2309 Santiago Drive Newport Beach CA 92660

Mark J. O'Neill	1,803,509	(3)	*

David Anthony	1,016,949	(4)	*

Dr. Frank W. Smith	500,000	(5)	*

Sean C. Rooney	117,144	(6)	*

Peter L. Corsell	0	(7)	*

Sandra (Sandy) J. Martin	0	(8)	*

Jacob J. Worenklein	0	(9)	*

All Directors and Officers as a group(10)	106,222,163		36.4%

*
Percent of ownership is less than 1%.

(1)
There were 238,112,091 common shares outstanding on June 15, 2009. In addition, there were 4,892,857 shares of Series D Convertible Preferred Stock ("Series D") convertible into 48,928,570 shares of common stock and, irrespective of whether a holder of the Series D converts all or a portion of the Series D into common shares, Series D holders have the right to ten votes for each Series D share held on matters brought before the Company's common stockholders. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, the Company gives effect to the Series D as if it were fully converted and, consequently, the ownership percentages are based on 287,040,661 common shares deemed outstanding as of June 15, 2009. In accordance with applicable Securities and Exchange Commission regulations, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within sixty days, but any such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except with respect to community property laws, the Company believes, based on information supplied by such persons and except as otherwise provided herein, that the persons named in this table have sole voting and investment power with respect to all shares of common stock which they beneficially own. Unless set forth otherwise in this table, the address for each of the referenced stockholders is c/o Entech Solar, Inc., 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177.

(2)
This amount includes 48,805,551 shares of common stock, currently exercisable warrants to purchase up to 5,050,440 shares of common stock, 4,892,857 shares of Series D Convertible Preferred Stock currently convertible into 48,928,570 shares of common stock. The Quercus Trust has entered into an agreement to cancel an additional 38,000,000 warrants to purchase common stock subject to a sufficient number of shareholders voting at the 2009 Annual Meeting in favor of the Board's proposal to increase the number of shares allocated to the Company's Stock Option Plan from 50,000,000 to 80,000,000. The Quercus Trust does not consider those warrants to be beneficially owned by The Quercus Trust.

(3)
This amount includes 1,603,509 shares of common stock held by Mr. O'Neill and 200,000 common stock options which vest within 60 days of June 15, 2009. Mr. O'Neill was granted 300,000 common stock options on September 4, 2008 and 1,000,000 common stock options on June 2, 2009. Options were granted at the market price on the grant date.

(4)
Mr. Anthony's address is 2105 Natalie Lane, Birmingham, Alabama 35244. The shares were acquired from The Quercus Trust on November 13, 2008 for $0.295 per share, the market price on the date of sale.

(5)
Dr. Smith was granted 600,000 common stock options in February 2007 and 1,500,000 options on May 27, 2009. Options were granted at the market price on the date of grant. 500,000 stock options vest within 60 days of June 15, 2009.

(6)
Mr. Rooney was granted 300,000 common stock options on September 4, 2008 and 600,000 common stock options on May 27, 2009. The options were granted at the market price on the date of grant. 117,144 common stock options will have vested within 60 days of June 15, 2009.

(7)
Mr. Corsell was granted 3,000,000 common stock options on February 23, 2009 at the market price on the date of grant. One-third of the options will vest on the date of approval by the Company's stockholders of Proposal One in this Proxy—an amendment and restatement of the Company's 1999 Incentive Stock Option Plan (the "Plan"), and the balance vests ratably on the last day of each month during the 24-month period beginning February 1, 2010 and ending January 31, 2012, subject to acceleration upon the death or permanent disability of Mr. Corsell, or certain other circumstances as specified in the Plan.

(8)
Ms. Martin was granted 200,000 common stock options on March 25, 2009, 100,000 common stock options on April 2, 2009, 600,000 common stock options on May 27, 2009, and 100,000 common stock options on June 11, 2009. The stock options were granted at the market price on the date of the grant. No shares will have vested within 60 days of June 15, 2009.

(9)
Mr. Worenklein was granted 600,000 common stock options on May 27, 2009 at the market price on the date of grant. No shares will have vested within 60 days of June 15, 2009.

(10)
The 102,784,561 shares beneficially owned by The Quercus Trust are included in the calculation of all shares held by the Company's executive officers and directors since Mr. Gelbaum, Chairman of our Board of Directors, is the co-trustee of The Quercus Trust.

 MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING

PROPOSAL ONE

TO APPROVE THE SEVENTH AMENDMENT AND RESTATEMENT OF THE 1999 INCENTIVE STOCK OPTION PLAN

        The Company's success is largely dependent upon the efforts of its key employees as well as its directors and consultants. In order to continue to attract, motivate and retain outstanding key employees, the Board of Directors believes it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board of Directors believes it is important to further the identity of interests of key employees with those of the stockholders by encouraging ownership of the Company's Common Stock. Accordingly, the Board of Directors of the Company has adopted a resolution proposing an amendment to the Seventh Amendment and Restatement of the 1999 Incentive Stock Option Plan (the "Stock Option Plan") that would (i) increase the amount of shares of Common Stock available to be issued under the Plan from a maximum of 50,000,000 shares to a maximum of 80,000,000 shares, and (ii) extend the term of the Stock Option Plan from June 16, 2009 to February 4, 2014. The Stock Option Plan, as proposed to be amended and restated, is attached hereto as Appendix B.

        The following is a summary of certain major provisions of the Stock Option Plan, as amended by the Seventh Amendment:

General

        Under the Stock Option Plan, options covering shares of Common Stock are granted to key employees and directors of, and consultants to, the Company. The options are intended to qualify either as incentive stock options ("ISOs") pursuant to Section 422 of the Code, or will constitute nonqualified stock options ("NQSOs"). Provided the stockholders approve the amendment and restatement of the Stock Option Plan, a maximum of 80,000,000 shares of Common Stock (subject to adjustment to prevent dilution) would be available for issuance under the Stock Option Plan and options may be granted under the terms of the Stock Option Plan until February 4, 2014. If the proposed amendment and restatement of the Stock Option Plan is not approved by a majority of stockholders voting at the Annual Meeting, then no additional common stock options would be issued under the Stock Option Plan since options could only have been granted until June 16, 2009. As of the Record Date, 2,984,415 shares of Common Stock remain available for issuance in connection with the current Stock Option Plan.

Administration

        The Stock Option Plan will continue to be administered by the Compensation Committee of the Board of Directors. The Stock Option Plan provides that the Compensation Committee has full and final authority to select the key employees, directors and consultants to whom awards may be granted, the number of shares of Common Stock with respect to each option awarded, the exercise price or prices of each option, the vesting and exercise periods of each option, whether an option may be exercised as to less than all of the Common Stock subject to the option, and such other terms and conditions of each option, if any, that are not inconsistent with the provisions of the Stock Option Plan. In addition, subject to certain conditions, the Compensation Committee is authorized to modify, extend or renew outstanding options. In general, the Compensation Committee is authorized to construe, interpret and administer the Stock Option Plan and the provisions of the options granted thereunder, prescribe and amend rules for the operation of the Stock Option Plan, and make all other determinations necessary or advisable for its implementation and administration.

Eligibility

        Eligibility to participate in the Stock Option Plan will continue to be limited to key employees and directors of, and consultants to, the Company and its subsidiaries as determined by the Compensation Committee.

Terms of Options and Limitations on Right to Exercise

        Under the Stock Option Plan, the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of the then fair market value in the case of an incentive stock option granted to an optionee owning 10% or more of the Common Stock of the Company). Options granted to employees, directors or consultants shall not be exercisable after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to an optionee owning 10% or more of the Common Stock of the Company) or such earlier date determined by the Board of Directors or the Compensation Committee.

        The Stock Option Plan permits the exercise of options by payment of the exercise price in cash or by an exchange of shares of Common Stock of the Company owned by the optionee, or a combination of both, in an amount equal to the aggregate exercise purchase price for the shares subject to the options being exercised. The optionee is entitled to elect to pay all or a portion of the aggregate exercise price by transferring shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under certain circumstances. In addition, upon the exercise of any option granted under the Stock Option Plan, the Company, in its discretion, may make financing available to the optionee for the purchase of shares of Common Stock subject to the terms that the Compensation Committee approves. An option may not be exercised except (i) by the optionee, (ii) by a person who has obtained the optionee's rights under the option by will or under the laws of descent and distribution, or (iii) by a permitted transferee as contemplated by the Stock Option Plan.

        In the event that a majority of the shares voting at the Annual Meeting vote in favor of approving the amendment and restatement of the Stock Option Plan, The Quercus Trust, beneficial holder of 102,784,561 shares of the Company's Common Stock, representing 35.2% of the Company's outstanding shares as of the Record Date (after giving effect to the number of shares of Common Stock owned by The Quercus Trust, Common Stock to which The Quercus Trust is entitled to receive upon conversion of the Company's Series D Convertible Preferred Stock and Common Stock to which The Quercus Trust is entitled to receive upon exercise of Warrants), will cancel warrants owned by The Quercus Trust to purchase up to an additional 38,000,000 shares of the Company's Common Stock under the terms of a warrant cancellation agreement entered into between the Company and The Quercus Trust. In addition, the warrant cancellation agreement provides that, at the request of The Quercus Trust, up to 3,000,000 stock options available under the Stock Option Plan will be issued to a person not affiliated with The Quercus Trust who, pursuant to rights available to The Quercus Trust as the holder of the Company's Series D Convertible Preferred Stock, is appointed by The Quercus Trust to serve as a director on the Company's Board of Directors. The Quercus Trust has requested that the Company issue 3,000,000 stock options to Peter Corsell, a director appointed to the Board by The Quercus Trust as of February 20, 2009. The co-trustee of The Quercus Trust is David Gelbaum, the Company's Chairman of the Board of Directors, and Messrs. Anthony, Gelbaum and Worenklein also were appointed directors by The Quercus Trust pursuant to rights granted to The Quercus Trust in connection with The Quercus Trust's purchase of the Company's Series D and Series F Convertible Preferred Stock.

THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL
Unless Marked to the Contrary, Proxies Will Be Voted For Approval

PROPOSAL TWO

TO APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        The Board of Directors has approved, and has recommended to the Company's stockholders, an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share, from 450,000,000 to 610,000,000. This amendment would revise Article 4 of the Certificate of Incorporation to read as follows:

  "Article 4. Authorized Capital. The total number of shares that may be issued by the Corporation is Six Hundred Twenty Million (620,000,000), of which:

    a)
    Six Hundred Ten Million (610,000,000) shares with a par value of one-tenth of one cent ($.001) per share shall be designated as Common stock; and

    b)
    Ten Million (10,000,000) shares with a par value of one cent ($.01) per share shall be designated as Preferred Stock.

        The designations, preferences and relative participations, options or other rights or qualifications, limitations or restrictions thereof shall be fixed by resolution of the board of directors."

        The following schedule indicates the number of shares of common stock outstanding as of June 15, 2009 and issuable under outstanding options, warrants and convertible securities.

Analysis of Available Authorized Common Stock as of June 15, 2009

As of June 15, 2009
Number of authorized common shares:	450,000,000

Less common shares outstanding:	238,112,091
Less potential issuable common shares:
Series D Convertible Preferred Stock and Warrants	53,979,010
Stock Options Issued but not Exercised	33,762,674
Stock Options available for issuance	2,984,415
Rights Offering (Presuming maximum subscribed)	30,959,752

Available common shares to be issued:	90,202,058

        The Board of Directors believes that the authorization of shares of Common Stock is necessary in order to seek to raise additional capital through the sale of stock. Presently, with no further financing, we will run out of funds in approximately September 2009. Additional funds will be necessary to help develop and commercialize various new products and otherwise to accommodate the Company's anticipated growth. The increased share authorization will also provide the Company with an ability to raise funds that may be necessary to further develop its core business, to fund potential acquisitions, to finance working capital requirements, to have shares available for use in connection with its stock option plans, and to pursue other corporate purposes that may be identified by the Board of Directors. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. No further action nor authorization by the Company's stockholders would be necessary prior to issuance of the additional shares of Common Stock authorized under the Amendment, except as may be required for a particular transaction by the Company's certificate of incorporation or by-laws, by applicable law or regulatory agencies, or by the rules of the NASDAQ Stock Market or any stock exchange on which the Company's Common Stock may then be traded.

        The Company is currently discussing with certain underwriters the possibility of raising additional capital. The Board of Directors anticipates that the Company will issue shares and/or warrants of common stock in exchange for additional funds. However, these discussions are preliminary and there are no guarantees that any such funds will be available or, if available, whether such funds may be obtained on terms satisfactory to the Company.

        The Company intends to file a Registration Statement on Form S-1 with the Securities and Exchange Commission in connection with a rights offering. The rights offering will enable shareholders of record on July 10, 2009 to purchase up to 30,959,752 shares of common stock. As indicated in the above Analysis of Available Authorized Common Stock, the Company has sufficient common stock available for issuance and the rights offering will proceed irrespective of whether or not shareholders approve the amendment to our certificate of incorporation to increase the Company's authorized shares of common stock from 450,000,000 to 610,000,000.

        Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed amendment to our certificate of incorporation is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL
Unless Marked to the Contrary, Proxies Will Be Voted For Approval

 PROPOSAL THREE

TO RATIFY THE APPOINTMENT OF AMPER, POLITZINER & MATTIA, LLP AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2009

        Amper, Politziner & Mattia, LLP independent certified public accountants, has been appointed by the Board of Directors as the Company's independent auditor for the current fiscal year. A representative of Amper, Politziner & Mattia, LLP is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL
Unless Marked to the Contrary, Proxies Will Be Voted "For" Ratification.

REPORT OF THE AUDIT COMMITTEE FOR 2008

        The Audit Committee of the Board of Directors held four meetings during the year. The Audit Committee met with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the financial reporting.

        The Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and the underlying estimates. The Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountant had full access to the Committee, including regular meetings without management present. Additionally, the Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-K filing, as amended, with the Securities and Exchange Commission.

        The foregoing audit committee report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any past or future filing under the Securities Act, as amended, or the Exchange Act, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE
David Gelbaum
Jacob J. Worenklein

INDPENDENT PUBLIC ACCOUNTANTS

Audit Fees

        The aggregate fees billed to us by the independent auditors, Amper, Politziner & Mattia, LLP, for professional services rendered in connection with our Quarterly Reports on Form 10-Q and for the audits of our financial statements included in this Annual Report on Form 10-K for the years ended December 31, 2008 and 2007 were $353,195 and $293,500, respectively.

Audit-Related Fees

        The aggregate fees billed to us by Amper, Politziner & Mattia, LLP for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements that are not already reported in the paragraph immediately above totaled approximately $94,990 and $187,125 for the years ended December 31, 2008 and 2007, respectively.

Tax Fees

        There were no tax fees billed by our independent auditors during 2008 and 2007.

All Other Fees

        There were no other fees billed by our independent auditors during the last two fiscal years for products and or services.

Pre-Approval Policy for Audit and Non-Audit Services

        The audit committee must pre-approve all audit and non-audit services involving our independent registered public accounting firm.

        In addition to the audit work necessary for us to file required reports under the Securities Exchange Act of 1934, as amended (i.e., quarterly reports on Form 10-Q and annual reports on Form 10-K), our independent registered public accounting firm may perform non-audit services, other than those prohibited by the Sarbanes-Oxley Act of 2002, provided they are approved by the audit committee. The audit committee approved all audit and non-audit services performed by our independent registered public accounting firm in 2008 and 2007.

Approval Process

        Annually, the audit committee reviews and approves the audit scope concerning the audit of our consolidated financial statements for that year, including the proposed audit fee associated with the audit and services in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The audit committee may, at the time it approves the audit scope or subsequently thereafter, approve the provision of tax related non-audit services and the maximum expenditure which may be incurred for such tax services for such year. Any fees for the audit in excess of those approved and any fees for tax related services in excess of the maximum established by the audit committee must receive the approval of the audit committee.

        Proposals for any other non-audit services to be performed by the independent registered public accounting firm must be approved by the audit committee.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This section discusses the principles underlying our executive compensation policies and decisions. It provides qualitative information regarding the manner in which compensation is earned by our executive officers and places in context the data presented in the tables that follow. In addition, in this section, we address the compensation paid or awarded during fiscal years 2008, 2007 and 2006 to our chief executive officer (principal executive officer), chief accounting officer (principal accounting officer) and three other executive officers who were the most highly compensated executive officers in fiscal year 2008. We refer to these five executive officers as our "Named Executive Officers."

        Our executive compensation program is overseen and administered by the Compensation Committee. The Compensation Committee has responsibility for discharging the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers and related duties. Management presents cash and equity compensation recommendations to the Compensation Committee for its consideration and approval. The Compensation Committee reviews these proposals and makes all final compensation decisions for corporate executive officers by exercising its discretion in accepting, modifying or rejecting any management recommendations.

Objectives of Our Compensation Program

        Our executive compensation program is intended to meet three principal objectives:

  •
  to provide competitive compensation packages to attract and retain superior executive talent;

  •
  to reward successful performance by executive officers and the Company by linking a significant portion of compensation to our financial and business results; and

  •
  to further align the interests of executive officers with those of our Company stockholders by providing long-term equity compensation and meaningful equity ownership.

        To meet these objectives, our compensation program balances short-term and long-term performance goals and mixes fixed and at-risk compensation that is directly related to stockholder value and overall performance.

        Our compensation program for senior executives, including the Named Executive Officers, is designed to reward Company performance. The compensation program is intended to reinforce the importance of performance and accountability at various operational levels, and therefore a significant portion of total compensation is in both cash and stock-based compensation incentives that reward performance as measured against established goals, i.e., "pay for performance." Each element of our compensation program is reviewed individually and considered collectively with the other elements of our compensation program to ensure that it is consistent with the goals and objectives of both that particular element of compensation and our overall compensation program. For each Named Executive Officer, we look at each individual's contributions to our overall results as well as our operating and financial performance compared with targeted goals.

Elements of Our Executive Compensation Program

        In 2008, the principal elements of compensation for Named Executive Officers were:

  •
  annual cash compensation consisting of base salary and performance-based incentive bonuses;

  •
  long-term equity incentive compensation; and

  •
  benefits and perquisites.

Annual Cash Compensation

        Our annual cash compensation packages for executive officers include base salary and a performance-based executive incentive compensation bonus.

        Base Salary.    We review the base salaries for each Named Executive Officer annually as well as at the time of any promotion or significant change in job responsibilities. Base salaries are determined for each Named Executive Officer based on his or her position and responsibility by using survey data. Salary for each Named Executive Officer for calendar year 2008 is reported in the Summary Compensation Table below.

        Performance-Based Incentive Compensation.    The annual bonus for executive officers is designed to reward our executives for the achievement of annual financial goals related to the business for which they have responsibility. A minimum incentive may be earned upon achieving certain threshold goals, which are set generally at levels that reflect an improvement over prior year results, and no payment is awarded if the threshold goal is not achieved. Consistent with our focus on pay for performance, additional amounts can be earned when actual performance exceeds on-target performance.

        Additional mid-range goals between threshold and target with corresponding incentive amounts may also be established. The Company may revise or cancel an executive's bonus at any time as a result of a significant change in circumstances or the occurrence of an unusual event that was not anticipated when the performance plan was approved.

Long-Term Equity Compensation

        We intend for our Incentive Stock Option Plan to be the primary vehicle for offering long-term incentives and rewarding our executive officers, managers and key employees. Because of the direct relationship between the value of an option award and the value of our stock, we believe that granting options is the best method of motivating our executive officers to manage our Company in a manner that is consistent with the interests of our Company and our stockholders. We also regard our equity program as a key retention tool. Retention is an important factor in our determination of the type of award to grant and the number of options to grant.

Benefits and Perquisites

        We offer a variety of health and welfare programs to all eligible employees, including the Named Executive Officers. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as the rest of the Company's employees, including medical, vision and dental care coverage, life insurance coverage, short-and long-term disability and a 401(k) or defined contribution pension plan.

        The Company limits the use of perquisites as a method of compensation and provides executive officers with only those perquisites that we believe are reasonable and consistent with our overall compensation program to better enable the Company to attract and retain superior employees for key positions. The perquisites provided to the Named Executive Officers include, for example, leased automobiles for business purposes and are quantified in the Summary Compensation Table below.

Accounting and Tax Implications

        The accounting and tax treatment of particular forms of compensation do not materially affect the Compensation Committee's compensation decisions. However, we evaluate the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to compensation policies where appropriate.

Stock Ownership Requirements

        The Company does not maintain a policy relating to stock ownership for its executive officers and our executive officers do not hold a substantial portion of our stock. The Compensation Committee periodically reviews whether adoption of such a policy is appropriate for our executive officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation of our executive officers is determined by the compensation committee of our Board of Directors on an annual basis. Our compensation committee considers all elements of compensation in making its determinations.

        The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis section set forth in this Proxy statement. Based on such review and discussions, the compensation committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy statement.

SUBMITTED BY
COMPENSATION COMMITTEE

David Anthony

        The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

 SUMMARY COMPENSATION TABLE

        The following table summarizes the compensation paid to our Named Executive Officers during fiscal years 2006, 2007 and 2008.

NAME & PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OPTION AWARDS ($)(1)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION CHARGES	ALL OTHER COMPENSATION ($)	TOTAL ($)
Dr. Frank W. Smith	2008	220,000		52,000			272,000
Chief Executive Officer and Director(2)(3)	2007	178,030	27,865	52,000			257,895
James Vittor	2008	120,845	15,000	21,667			157,512
Chief Accounting	2007	107,867		3,667			111,534
Officer(4)(5)	2006	27,689	2,500	3,667			33,856
Sean C. Rooney	2008	156,166		27,000		70,687	253,853
Chief Operating Officer(6)(7)(8)
Robert A. Gunther	2008	197,051		27,000		8,400	232,451
Senior Vice President and General Counsel(9)(10)(11)
Mark J. O'Neill	2008	179,894		24,000			203,894
Chief Technology Officer and Director(12)(13)
Quentin T. Kelly	2008	302,084		250,000		72,903	624,987
Chief Executive Officer and	2007	250,000	59,750	250,000	110,072	58,000	727,822
Chairman(14)(15)(16)(17)	2006	160,000	50,000	37,200		58,000	305,200
Larry L. Crawford	2008	127,375		34,000		89,375	250,750
Executive Vice President and	2007	175,000	29,093	34,000		9,000	247,093
Chief Financial Officer(18)(19)(20)	2006	71,423	11,093	34,000		9,000	125,516

(1)
This column represents the dollar amounts recognized by the Company for the years shown for the fair value of common stock options granted in those years, as well as in prior years, in accordance with SFAS 123R.

(2)
Dr. Smith joined the Company as Chief Operating Officer in February 2007. On March 18, 2008, the Board of Directors promoted Dr. Smith to Chief Executive Officer and elected him to the Board of Directors.

(3)
600,000 options granted February 11, 2007 in connection with employment contract; options were granted at the market price at date of grant. 100,000 options vested August 11, 2007 and options vest ratably thereafter for 30 months. 366,666 options vested through the year ended December 31, 2008. SFAS 123R expense for 2007 and 2008 was $52,000 and $44,000, respectively.

(4)
Mr. Vittor joined the Company in September 2006 as Corporate Controller. He was appointed the Company's Chief Accounting Officer on June 18, 2008. As part of the Company's restructuring efforts, Mr. Vittor left the Company on June 15, 2009.

(5)
100,000 options granted September 5, 2006 and 200,000 options granted September 4, 2008; options were granted at $0.19 and $0.46, the market prices at the 2006 and 2008 grant dates, respectively. Options vest ratably over 36 months from grant date. 94,468 options vested through the year ended December 31, 2008 and 38,000 of such options have been exercised by Mr. Vittor. SFAS 123R expense for 2006, 2007 and 2008 was $917, $3,667 and $8,167, respectively.

(6)
Mr. Rooney joined the Company on February 22, 2008 as Vice President, Engineering, Procurement and Construction. He was promoted to Chief Operating Officer on January 29, 2009.

(7)
300,000 options granted at $0.46 per share, the market price at September 4, 2008 grant date. 33,335 options vested on September 4, 2008 and 7,619 vest monthly from October 1 through August 1, 2011. 56,192 options vested through the year ended December 31, 2008. SFAS 123R expense for 2008 was $6,750.

(8)
Represents $800 for Company-provided vehicle for November and December 2008 and $69,887 for relocation expenses during 2008.

(9)
Mr. Gunther joined the Company on January 7, 2008. In connection with the Company's restructuring efforts, Mr. Gunther left the Company on May 1, 2009.

(10)
300,000 options granted in connection with employment contract; options were granted at $0.46 per share, the market price at the September 4, 2008 grant date. 50,000 shares vested July 7, 2008 and 250,000 vest ratably over 30 months. 71,456 options vested through the year ended December 31, 2008. SFAS 123R expense for 2008 was $6,750.

(11)
Represents $8,400 for Company provided vehicle.

(12)
Mr. O'Neill joined the Company in January 2008 in connection with the Company's acquisition of ENTECH, Inc. Pursuant to Mr. O'Neill's Executive Employment Agreement, Mr. O'Neill is eligible to receive incentive compensation of 0.2% of the annual gross revenues of ENTECH, Inc. up to a total of $1,000,000. No such incentive compensation was paid to Mr. O'Neill for fiscal year 2008.

(13)
300,000 options granted in connection with employment contract; options were granted at $0.46, the market price at the September 4, 2008 grant date. 100,000 options vested through the year ended December 31, 2008, 100,000 options vested January 1, 2009, and the remaining 100,000 options vest January 1, 2010. SFAS 123R expense for 2008 was $6,000.

(14)
Mr. Kelly resigned as Chief Executive Officer on March 18, 2008 and was an employee and non-executive Chairman of the Company's Board of Directors until his resignation on January 7, 2009.

(15)
120,000 options granted December 31, 2005; options were granted at the market price at date of grant and vested ratably over one year. 5,000,000 options granted January 1, 2007; options were granted at the market price at date of grant. Options vest ratably over five years. 2,000,000 options vested through the year ended December 31, 2008. SFAS 123R expense for 2006, 2007 and 2008 was $37,200, $229,167 and $250,000, respectively. Mr. Kelly's amended employment contract, entered into by Mr. Kelly and the Company as of December 31, 2008, amended certain terms of Mr. Kelly's option grants and modified other terms of his compensation. The amended employment agreement was attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2009 and is incorporated herein by reference.

(16)
Represents deferred compensation of $110,072 earned in prior years and paid in 2007.

(17)
Represents, for 2008, the premium paid for a key-man life insurance ($46,013) and other life insurance, the beneficiary of which is Mr. Kelly's wife ($14,890), plus use of a Company vehicle ($12,000) for 2008. For 2007 and 2006 represents the premium paid for a life insurance policy, the beneficiary of which is Mr. Kelly's wife ($46,000), plus use of a Company vehicle ($12,000).

(18)
Mr. Crawford joined the Company as Chief Financial Officer on July 10, 2006 and resigned his position with the Company on June 18, 2008.

(19)
600,000 options granted July 10, 2006 in connection with employment contract; options were granted at the market price at date of grant. No options vested during the year ended December 31, 2006, 283,333 options vested through the year ended December 31, 2007, and 483,333 options vested through the date of Mr. Crawford's resignation from the Company. SFAS 123R expense for 2006, 2007 and 2008 was $0.00, $34,000 and $34,000, respectively. As of December 31, 2008, Mr. Crawford owned 66,666 vested stock options and 116,667 unvested options were forfeited on such date. Mr. Crawford exercised the 66,666 vested options on January 16, 2009.

(20)
Represents $9,000 for Company provided vehicle in 2007 and 2006, and $89,375 for severance payments relating to Mr. Crawford's termination of employment in 2008.

Option Grants to Named Executive Officers

        The following table provides the number of Company stock options granted to each Named Executive Officer in the fiscal year ended December 31, 2008 as well as certain related information.

Option Grants to Named Executive Officers

NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS	PERCENT OF TOTAL OPTIONS GRANTED TO EMPLOYEES	EXERCISE PRICE PER SHARE(1)	EXPIRATION DATE
Dr. Frank W. Smith	0	0%	—	—
James Vittor	200,000	2%	0.46	9/03/18
Sean C. Rooney	300,000	3%	0.46	9/03/18
Robert A. Gunther	300,000	3%	0.46	9/03/18
Mark J. O'Neill	300,000	3%	0.46	9/03/18
Quentin T. Kelly	0	0%	—	—
Larry L. Crawford	0	0%	—	—

(1)
All grants of options were made with exercise prices equal to market value at date of grant.

Grants of Plan-Based Awards

        The Company does not issue grants of plan-based awards.

Outstanding Equity Awards at 2008 Fiscal Year-End For Named Executive Officers

        The following table provides the number of outstanding common stock options awarded to our Named Executive Officers as of December 31, 2008 along with related information.

	OPTION AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Dr. Frank W. Smith	366,666	233,334	0.39	02/11/17
James Vittor	34,228	27,772	0.19	09/04/16
	22,240	177,760	0.46	09/03/18
Sean C. Rooney	56,192	243,808	0.46	09/03/18
Robert A. Gunther	71,456	228,554	0.46	09/03/18
Mark J. O'Neill	100,000	200,000	0.46	09/03/18
Quentin T. Kelly	300,000		0.30	8/25/09
	1,250,000		0.15	12/31/11
	60,000		0.34	12/31/11
	60,000		0.15	12/30/12
	30,000		0.15	6/30/13
	30,000		0.15	9/30/13
	60,000		0.15	12/30/12
	30,000		0.15	6/30/14
	120,000		0.28	12/30/14
	120,000		0.31	12/30/15
	2,000,000	3,000,000	0.39	12/31/16
Larry L. Crawford	66,666	116,667	0.27	7/9/16

Aggregated Option Exercises
for Fiscal Year Ended December 31, 2008
and Year-End Option Values

Option Exercises

        The following table provides the names of our Named Executive Officers who exercised stock options during the fiscal year ended December 31, 2008 along with related information.

	OPTION AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)
Quentin T. Kelly	120,000	44,400
Larry L. Crawford	391,667	418,584

        The Company does not have a Pension Plan.

        The Company does not have a Nonqualified Deferred Compensation Plan.

Potential Payments Upon Termination Or Change In Control

        The following section describes the benefits that may become payable to certain Named Executive Officers in connection with a termination of their employment and/or a change in control of the Company. In addition to the benefits described below, outstanding equity-based awards held by our Named Executive Officers may also be subject to accelerated vesting in connection with a change in control under the terms of our 1999 Incentive Stock Option Plan.

        Assumptions.    As prescribed by the SEC's disclosure rules, in calculating the amount of any potential payments to the Named Executive Officers under the arrangements described below, we have assumed that the applicable triggering event (i.e., termination of employment and/or change in control of the Company) occurred on the last business day of fiscal 2008 and that the price per share of our common stock is equal to the fair market value of a share of our common stock as of that date.

Frank W. Smith

        Severance Benefits.    In the event Dr. Smith's employment is terminated during the employment term by the Company pursuant to a termination for death, "Disability," or without "Cause" (each as defined in Dr. Smith's employment contract), Dr. Smith or his estate, as applicable, will be entitled to receive six (6) months of his $200,000 annualized salary paid semi-monthly, any earned but unpaid bonus payments and any deferred compensation. In addition, Dr. Smith's stock options that have not yet vested will immediately vest upon termination in the event of a Change of Control (as defined in the employment contract).

        Potential Payments.    Upon a termination of employment with us on December 31, 2008 other than due to death or disability and not with Cause, Dr. Smith would have been entitled to receive a total of $100,000 in semi-monthly payments. Dr. Smith's payment would have been equal to six months of his $200,000 annual base salary in effect on December 31, 2008.

Mark J. O'Neill

        Severance Benefits.    In the event Mr. O'Neill's employment is terminated during the employment term by the Company pursuant to a termination without "Cause" (as defined in Mr. O'Neill's employment agreement), Mr. O'Neill will be entitled to receive his salary, paid semi-monthly, for the period remaining under Mr. O'Neill's three-year employment agreement, plus any earned but unpaid bonus payments and any deferred compensation, if any. In addition, Mr. O'Neill's stock options will vest immediately in the event of a Change in Control (as defined in Mr. O'Neill's employment agreement).

        Potential Payments.    Upon a termination of employment with us on December 31, 2008 other than due to death or disability and not with Cause, Mr. O'Neill would have been entitled to receive a total of $405,686, comprised of $16,354 in semi-monthly payments (through January 25, 2011).

Sean C. Rooney, Quentin T. Kelly, Larry L. Crawford and James Vittor

        Mr. Rooney does not have an employment contract with the Company and, consequently, the Company is not able to quantify amounts, if any, that may be paid to Mr. Rooney in connection with termination or a change in control. Benefits potentially payable to Messrs. Kelly, Crawford and Vittor are omitted since they each left the Company's employment on January 7, 2009, June 18, 2008, and June 15, 2009, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On January 25, 2008, we entered into a Stock Exchange Agreement with The Quercus Trust pursuant to which the Company issued 19,700 shares of its Series E Convertible Preferred Stock (the "Series E Stock") in exchange for 19,700,000 shares of the Company's common stock held by The Quercus Trust. Each share of the Series E Stock automatically converted into 1,000 shares of the Company's common stock (a total of 19,700,000 common shares) upon the June 26, 2008 vote by stockholders representing a majority of the outstanding shares to increase our authorized common stock to 450,000,000 shares.

        Also on January 25, 2008, we borrowed $6 million from The Quercus Trust as evidenced by a Promissory Note (the "Note") dated as of that date. The Note accrued interest at a rate of 8% per annum. The outstanding principal amount of the Note and all accrued and unpaid interest were due and payable on July 28, 2008. The Note was paid in full on February 12, 2008.

        On February 12, 2008, we entered into a Stock and Warrant Purchase Agreement with The Quercus Trust pursuant to which the Company issued 20,000 shares of its Series F Convertible Preferred Stock (the "Series F Stock") at a price of $1,782 per share, and warrants to purchase twenty-nine million shares of the Company's Common Stock, at an exercise price of $1.815 per share. Each share of the Series F Stock automatically converted into 1,000 shares of the Company's Common Stock (a total of 20,000,000 shares) upon the June 26, 2008 vote by stockholders representing a majority of the outstanding shares to increase our authorized common stock to 450,000,000 shares.

        In connection with The Quercus Trust's purchase of the Series F Stock, the Company and The Quercus Trust entered into a letter agreement which, among other things, provided The Quercus Trust with the right to appoint two members to the Company's Board of Directors so long as The Quercus Trust's beneficial ownership of the Company (on a fully diluted basis) does not fall below ten percent (10%) of the then outstanding shares of Common Stock, and the right to appoint one member to the Board so long as The Quercus Trust's beneficial ownership (on a fully-diluted basis) is between five percent (5%) and ten percent (10%). David Gelbaum and David Anthony were appointed to the Board in accordance with the letter agreement.

        As the holder of all of the Company's outstanding Series D Convertible Preferred Stock, The Quercus Trust has the right to vote together with the holders of Common Stock as a single class on all matters submitted for a vote of holders of Common Stock. In addition, for so long as The Quercus Trust's beneficial ownership (on a fully-diluted basis) does not fall below ten percent (10%) of the then outstanding shares of Common Stock, The Quercus Trust has the exclusive right to appoint two members to the Company's Board of Directors, and for so long as beneficial ownership (on a fully-diluted basis) is between five percent (5%) and ten percent (10%) of the then outstanding shares of

Common Stock, The Quercus Trust has the exclusive right to appoint one member of the Board of Directors. Peter Corsell and Jacob Worenklein are the directors appointed by The Quercus Trust pursuant to its rights as holder of the Series D Convertible Preferred Stock.

        The Company recorded a related party sale to The Quercus Trust of twelve Mobile MaxPure® units, recognizing revenue of $900,000, in 2007. The Company also recorded a related party sale to The Quercus Trust of ten Mobile MaxPure® units in the quarter ending March 31, 2008, recognizing revenue of $775,000, and the Company recorded a related party deposit of $1,023,000 from The Quercus Trust in connection with the sale of ten Mobile MaxPure® units in the quarter ending June 30, 2009.

        On February 13, 2009, the Company announced that The Quercus Trust agreed to cancel Warrants to purchase thirty-eight million (38,000,000) shares of the Company's common stock in accordance with the terms of a Warrant Cancellation Agreement entered into with the Company. The Quercus Trust agreed to cancel these warrants in consideration for, among other things, the Company's agreement to increase the number of shares available under the Company's 1999 Stock Option Plan, as amended (the "Plan"), from fifty million (50,000,000) shares to eighty million (80,000,000) shares. The Warrants will be cancelled upon approval of the Company's stockholders of the increase in the number of shares available under the Plan.

Review, Approval or Ratification of Transactions with Related Persons

        Under the terms of our Related Party Transaction Policy and Procedures, transactions with related parties requiring disclosure under United States securities laws require prior approval of (a) the Board of Directors and the Audit Committee (acting in each case by a majority of the directors then in office who have no interest in a proposed related party transaction) or (b) the Board of Directors and a committee of not less than two independent directors appointed by the Board of Directors who have no interest in the proposed related party transaction being considered (a "Special Committee").

        The Board of Directors and either the Audit Committee or a Special Committee will review the material facts of all related party transactions that require approval in accordance with the Company's policy and either approve or disapprove of the entry into the related party transaction. In determining whether to approve a related party transaction, the Board of Directors, the Audit Committee and the Special Committee, as applicable, will take into account, among other factors each deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction.

        The issuances of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock to The Quercus Trust and the transactions associated with the issuances occurred prior to the adoption of our Related Party Transaction Policy and Procedures and, although approved by the Board of Directors, were not considered by the Audit Committee or a Special Committee.

        The Warrant Cancellation Agreement was not submitted to the Audit Committee or a Special Committee for approval, but was approved by the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on a review of information supplied to us by our executive officers and directors, and public filings made by any 10% beneficial owners, the Company believes that all filings required to be made by the Reporting Persons during and with respect to the fiscal years ended December 31, 2008 and 2007 were made on a timely basis.

ADDITIONAL INFORMATION

        As of the date of this proxy statement, we do not know of any business that will be presented for consideration at the meeting other than the items referred to in the Notice of the Meeting. If any other matter is properly brought before the meeting for action by stockholders, the holders of the proxies will vote and act with respect to the business in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

        A copy of our Annual Report on Form 10-K, as amended by Amendment Number 1 to our Annual Report on Form 10-K, containing financial statements audited by our independent auditors as filed with the Securities and Exchange Commission (including financial statements and schedules), as well as copies of our corporate governance materials, will be furnished without charge to a stockholder upon written request to: Corporate Secretary, Entech Solar, Inc., 13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas 76177. Our Annual Report on Form 10-K and Amendment Number 1 to our Annual Report on Form 10-K are available at the Securities and Exchange Commission's website at www.sec.gov.

        The Reports of the Compensation Committee and the Audit Committee included in this Proxy Statement shall not be deemed "soliciting material" or otherwise deemed "filed" and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates those portions of this Proxy Statement by reference therein.

        It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, we respectfully request that you exercise your right to vote on the Proposals to be presented at the Annual Meeting by voting in accordance with our voting instructions, our telephone instructions or by signing the enclosed Proxy Card and returning it to us in the enclosed stamped and addressed envelope as promptly as possible.

By Order of the Board of Directors,
/s/ DAVID GELBAUM David Gelbaum, Chairman

July 17, 2009

APPENDIX A

AUDIT COMMITTEE CHARTER
ENTECH SOLAR, INC.

PURPOSE

        The primary purpose of the Audit Committee (the "COMMITTEE") is to assist the Board of Directors ("BOARD") in fulfilling its responsibilities to oversee management's conduct of the Company's financial reporting process, including oversight of the following:

  1.
  The financial reports and other financial information provided by the Company to any governmental or regulatory body, and the public or others.

  2.
  The Company's system of internal accounting and financial controls.

  3.
  The annual independent audit of the Company's financial statement.

  4.
  The Company's interim financial statements and communications associated with this information.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have full and direct access to the independent auditors as well as anyone in the Company. The Board and the Audit Committee are to represent the Company's stockholders. Accordingly, the independent auditors are accountable to the Board and the Audit Committee.

MEMBERSHIP

        The Committee shall be comprised of not less than two members of the Board. The members will be appointed annually by the Board. Only independent directors will serve on the Committee. An independent director is free of any relationship that could influence his or her judgment as a Committee member. An independent director may not be associated with a major vendor to, or customer of, the Company.

        All members of the Committee must be financially literate or become so within a reasonable period of time after appointment to the Committee. In addition, at least one member will have accounting or related financial management expertise.

GENERAL RESPONSIBILITIES

        In performing its oversight responsibilities, the Committee shall do the following:

  1.
  The Committee provides open avenues of communication between the independent accountant and the Board of Directors.

  2.
  The Committee must report Committee actions to the full Board of Directors and may make appropriate recommendations.

  3.
  The Committee has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

  4.
  The Committee meets in conjunction with each regularly scheduled meeting of the Board of Directors, or more frequently as circumstances require.

  5.
  The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

  6.
  The Committee will do whatever else the law, the Company's charter or bylaws or the Board of Directors require.

KEY RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS

  1.
  The Committee will select the independent accountants for company audits, subject to approval by the Board of Directors. The Committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

  2.
  The Committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

  3.
  The Committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by them.

  4.
  The Committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

  5.
  Review with the independent accountants all communications required by appropriate regulatory entities.

RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND THE QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

  1.
  The Committee will ascertain that the independent accountant views the Board of Directors as its client, that it will be available to the full Board of Directors at least annually and that it will provide the Committee with a timely analysis of significant financial reporting issues.

  2.
  The Committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

  3.
  The Committee will review the following with the independent accountant:

  a.
  The adequacy of the Company's internal controls, including computerized information system controls and security.

  b.
  Any significant findings and recommendations made by the independent accountant with management's responses to them.

  4.
  Shortly after the annual examination is completed, the Committee will review the following with management and the independent accountant:

  a.
  The Company's annual financial statements and related footnotes.

  b.
  The independent accountant's audit of and report on the financial statements.

  c.
  The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

  d.
  Any serious difficulties or disputes with management encountered during the course of the audit.

  e.
  Anything else about the audit procedures or findings that GAAP requires the auditors to discuss with the Committee.

  5.
  The Committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

  6.
  The Committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

BUSINESS CONDUCT

  1.
  Review and update the Committee's charter annually.

  2.
  Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of those areas by the independent accountant.

  3.
  Review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material effect on the organization's operational or financial statements, compliance policies and programs and reports from regulators.

  4.
  Meet with the independent accountant and management in separate executive sessions to discuss any matters that these groups believe should be discussed privately with the Committee.

  5.
  Review transactions with the Company in which the Directors or Officers of the Company have an interest.

        The Audit Committee serves in an oversight capacity and as such does not determine or provide opinions on the completeness, accuracy or adherence to generally accepted accounting principles of the Company's financial statements.

APPENDIX B

ENTECH SOLAR, INC.
SEVENTH AMENDMENT AND RESTATEMENT OF
1999 INCENTIVE STOCK OPTION PLAN

ARTICLE I
Establishment, Purpose, and Duration

        1.1    Establishment of the Plan.    Entech Solar, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan for the Company and its subsidiaries to be known as the "Seventh Amendment and Restatement of 1999 Incentive Stock Plan", as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.

        The Plan was adopted by the Board of Directors of the Company on April 30, 1999, and became effective on June 17, 1999 (the "Effective Date"). The Plan was amended in June 2001, in June 2003, in June 2004, in September 2006, in July 2007, and in June 2008.

        1.2    Purpose of the Plan.    The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Key Personnel that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company including its subsidiaries, in its ability to motivate, attract, and retain the services of Key Personnel upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

        1.3    Duration of the Plan.    The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XI herein, until February 4, 2014, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II
Definitions

        2.1    Definitions.    Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

          a.     "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          b.     "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

          c.     "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.

          d.     "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

          e.     "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

          f.      "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise indicated.

          g.     "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

              (i)  any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) if, at any time after the Effective Date, the composition of the Board of Directors of the Company shall change such that a majority of the Board of the Company shall no longer consist of Continuing Directors; or (iii) if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

             h.  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              i.  "Committee" means the Board of Directors of the Company or committee established by the Board to administer the Plan pursuant to Article III herein, all of the members of which shall be "non-employee directors" as defined in Rule 16b-3, as amended, under the Exchange Act or any similar or successor rule. There shall be no fewer than two, nor more than five, members on the Committee. Unless otherwise determined by the Board of Directors of the Company, the Compensation Committee shall constitute the Committee.

              j.  "Company" means Entech Solar, Inc. or any successor thereto as provided in Article XIII herein.

             k.  "Continuing Director" means an individual who was a member of the Board of Directors of the Company on the Effective Date or whose subsequent nomination for election or re-election to the Board of Directors of the Company was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

              l.  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            m.  "Fair Market Value" of a Share means the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

             n.  "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422A of the Code.

             o.  "Key Personnel" means an officer, director, consultant or key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

             p.  "Non-qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

             q.  "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

             r.  "Participant" means a Key Personnel who is granted an Award under the Plan.

             s.  "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

              t.  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

             u.  "Plan" means the Amended and Restated Entech Solar, Inc. 1999 Incentive Stock Plan, as described and as hereafter from time to time amended.

             v.  "Related Option" means an Option with respect to which a Stock Appreciation Right has been granted.

            w.  "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article VII herein.

             x.  "Stock" or "Shares" means the common stock of the Company.

             y.  "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

             z.  "Warrant Cancellation Agreement" means the Warrant Cancellation Agreement dated February 4, 2008, by and between the Company and The Quercus Trust.

ARTICLE III
Administration

        3.1    The Committee.    Except as otherwise reserved for consideration and approval by the Board of Directors, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration.

          (a)   Subject to the provisions of the Plan and the Warrant Cancellation Agreement, the Committee shall have the following plenary powers: (i) to establish, amend or waive rules or regulations for the Plan's administration; (ii) except in those instances in which a dispute arises, to construe and interpret the Agreements and the Plan; and (iii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

          (b)   (1) Subject to the provisions of the Plan and the Warrant Cancellation Agreement, the Committee shall have the following qualified powers that shall be subject to amendment and modification by the Board of Directors: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan in the event of a dispute between the Participant and the Committee; and (iv) to accelerate the exercisability of any Award or the termination of any Period of Restriction.

          (2)   In approving the Committee's determinations or other recommendations under (b)(1), the Board of Directors may make such amendments, modifications or qualifications as it deems in the best interest of the Company, and the Board shall provide specific instructions to the Committee for implementation of the same.

          (3)   In its sole discretion, the Board of Directors may waive by resolution one or more of its approval rights under (b)(1) and authorize the Committee to proceed without seeking further approvals either on a case by case basis or permanently until further notice from the Board. Such waiver shall be communicated in writing to the Committee which shall maintain a permanent record of such waiver(s).

          (4)   Notwithstanding the foregoing, the Quercus Designated Options (as defined in Section 4.1) shall comply with the terms and conditions of the Warrant Cancellation Agreement.

          (c)   The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee, except as otherwise stated in paragraph 3.1(b).

        3.2    Selection of Participants.    Subject to the rights of the Quercus Trust to designate awards of options to purchase up to 3,000,000 shares of Stock pursuant to the Warrant Cancellation Agreement, the Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Personnel as may be selected by it. Each Award shall be evidenced by an Agreement.

        3.3    Decisions Binding.    All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding with respect to Options.

        3.4    Rule 16b-3 Requirements.    Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

        3.5    Indemnification of Committee.    In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

        3.6    Certain Determinations.    In connection with the Committee's good faith determination of "Fair Market Value" as required herein, the Committee may, as guidance, take into consideration the book value of the Common Stock of the Company, the relationship between the traded price and book value of shares for financial institutions of similar size and similar operating results to the Company and its subsidiary bank, any reasonably recent trades of the Common Stock of the Company brought to the attention of the Committee and such additional relevant information as the Committee in its judgment deems necessary. In its sole discretion, the Committee may, but is not obligated to, consult with and/or engage an investment banker or other appropriate advisor to advise the Committee in connection with its good faith determination of "Fair Market Value" herein.

ARTICLE IV
Stock Subject to the Plan

        4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 70,000,000 provided that, with respect to 20,000,000 of such shares, Options (the "Quercus Designated Options") shall be granted only to the extent that the Company determines that the fair market value of such Options does not exceed the fair market value of the warrants cancelled by the Company pursuant to the Warrant Cancellation Agreement. No more than one-third of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards. Except as provided in Sections 4.2 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

        4.2    Lapsed Awards or Forfeited Shares.    If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

        4.3    Capital Adjustments.    The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

ARTICLE V
Eligibility

        Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Personnel.

ARTICLE VI
Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Key Personnel at any time and from time to time as shall be determined by the Committee or pursuant to the Warrant Cancellation Agreement. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422A of the Code and rules and regulation thereunder.

        6.2    Option Agreement.    Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422A of the Code, or Nonqualified Stock Option not intended to be within the provisions of Section 422A of the Code.

        6.3    Option Price.    The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. An ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

        6.4    Duration of Options.    Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

        6.5    Exercisability.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option, however, shall be exercisable until the expiration of at least six months after the Award Date, except such limitation shall not apply in the case of the death or disability of the Participant. Anything in the immediately preceding sentence to the contrary notwithstanding, the Compensation Committee may waive or vary the six month period as to employees who were still in the employ of the Company (or consultants under valid written consulting agreements were still providing services) at the time of the Award Date where (a) (i) a shorter period or (ii) a date certain for the commencement of vesting is provided for under a written employment or consulting agreement with the Participant; (b) delays in option grants have occurred as a result of the limit on authorized common stock or limits on common stock available for options under the Plan during 2007 and 2008 (which limits were increased by shareholder vote at the special meeting of the stockholders on June 26, 2008) ; or (c) enforcement of such six month period would, in the Committee's determination, be inequitable under all of the circumstances.

        6.6    Method of Exercise.    Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note (in the Committee's discretion) or by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

        6.7    Restrictions on Stock Transferability.    The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

        6.8    Nontransferability of Options.    No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VII
Restricted Stock

        7.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

        7.2    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

        7.3    Transferability.    Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. No shares of Restricted Stock shall be sold until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

        7.4    Other Restrictions.    The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

        7.5    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

  "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 1999 Incentive Stock Plan of Entech Solar, Inc., in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated June 16, 1999. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Entech Solar, Inc."

        7.6    Removal of Restrictions.    Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 herein removed from his Stock certificate.

        7.7    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

        7.8    Dividends and Other Distributions.    During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed.

        7.9    Termination of Employment Due to Retirement.    Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the rules of the Company in effect at the time), any remaining Period of Restriction applicable to the Restricted Stock Shares pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company because of early retirement (as defined in the rules of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 7.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

        7.10    Termination of Employment Due to Death or Disability.    In the event a Participant's employment is terminated because of death or disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

        7.11    Termination of Employment for Other Reasons.    Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 7.9 and 7.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

 ARTICLE VIII
Change in Control

        In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE IX
Modification, Extension and Renewals of Awards

        Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board of Directors, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards, a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE X
Amendment, Modification and Termination of the Plan

        10.1    Amendment, Modification and Termination.    At any time and from time to time, the Board of Directors may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

        10.2    Awards Previously Granted.    No termination, amendment or modification of the Plan other than pursuant to Section 4.3 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XI
Withholding

        11.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

        11.2    Stock Withholding.    With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XII
Successors

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XIII
General

        13.1    Requirements of Law.    The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations (i.e. exchanges) as may be required.

        13.2    Effect of Plan.    The establishment of the Plan shall not confer upon any Key Personnel any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Personnel, nor is it a contract between the Company or any of its Subsidiaries and any Key Personnel. Participation in the Plan shall not give any Key Personnel any right to be retained in the service of the Company or any of its Subsidiaries.

        13.3    Creditors.    The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

        13.4    Governing Law.    The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Delaware and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422A of the Code.

        13.5    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Annual Meeting Admission Ticket

Electronic Voting Instructions

You can vote by Internet or telephone.
Available 24 hours a day, 7 days a week.

Instead of mailing your proxy, registered holders (those who hold shares directly rather than through a bank or broker) may choose one of the two voting methods outlined below.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on August 26, 2009.

Vote by Internet

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Vote by telephone

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Items 1, 2 and 3.

A The board of directors recommends a vote FOR Item 1, 2 and 3.

	For	Against	Abstain
1. Approval of the Seventh Amendment and Restatement of the 1999 Incentive Stock Option Plan.	☐	☐	☐
2. Approval of an amendment of Entech Solar, Inc.’s Certificate of Incorporation to increase the number of authorized shares of common stock from 450,000,000 to 610,000,000.	☐	☐	☐
3. Ratification of the selection of Amper, Politziner & Mattia, LLP as the independent registered public accountants for 2009.	☐	☐	☐

B Other Matters.  None at this time.

Change of Address — Please print your new address below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

Annual Report Mark the box to the right if you would like to stop receiving an Annual Report.	☐

D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This proxy revokes all prior dated proxies. The signer hereby acknowledges receipt of Entech Solar’s proxy statement dated July 17, 2009.
NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

1 U P X

010F8B

2009 Annual Meeting of
Entech Solar Stockholders
August 27, 2009 2:00 p.m. Local Time
Entech Solar Headquarters
13301 Park Vista Boulevard, Suite 100, Fort Worth, TX 76177

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROXY

PROXY SOLICITED ON BEHALF OF ENTECH SOLAR BOARD OF DIRECTORS

Annual Meeting of Stockholders — August 27, 2009

Frank W. Smith, Sandra J. Martin, Stephen A. Salvo, or any of them, with power of substitution, are hereby appointed proxies of the undersigned to vote all shares of common stock of Entech Solar, Inc. owned by the undersigned at the annual meeting of stockholders to be held in Fort Worth, Texas, on August 27, 2009, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting, upon such business as may properly come before the meeting, including items as specified on the reverse side.

Shown on this card are all shares of common stock registered in your name. The shares represented hereby will be voted in accordance with the directions given by the stockholder. If a properly signed proxy is returned without choices marked the shares represented by this proxy registered in your name will be voted FOR Items 1, 2 and 3 (unless otherwise directed).

In their discretion, the Proxies are authorized to vote such other business as may properly come before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting.

Please mark, date, sign, and promptly return this proxy in the enclosed envelope, which requires no postage if mailed in the U.S., or grant your proxy via telephone or Internet as described on the reverse side.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.